Income Tax - Summary of Deferred Tax Assets (Detail)	Dec. 31, 2020 USD ($)
Deferred tax asset
Organizational costs/Startup expenses	$ 335,155
Total deferred tax asset	335,155
Valuation allowance	(335,155)
Deferred tax asset, net of allowance	$ 0